CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Feb. 29, 2024	Feb. 28, 2023	Feb. 28, 2022
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (4,138)	$ (131,978)	$ (1,164,335)
Other comprehensive income / (loss)
Foreign currency translation adjustment	(39,297)	(87,943)	25,232
Unrealized (loss) / gain on available-for-sale investments:
Net unrealized (loss) / gain on available-for-sale investments, net of tax effect of (tax benefit) / tax expense of $(2,245), $229 and $90 for the years ended February 28, 2022, 2023 and February 29, 2024, respectively	4,996	(1,591)	(50,557)
Other comprehensive loss	(34,301)	(89,534)	(25,325)
Comprehensive loss	(38,439)	(221,512)	(1,189,660)
Add: Comprehensive loss / (income) attributable to noncontrolling interests shareholders	(396)	(6,383)	28,841
Comprehensive loss attributable to TAL Education Group's shareholders	$ (38,835)	$ (227,895)	$ (1,160,819)